UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 22, 2026
McKESSON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13252	94-3207296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6555 State Hwy 161
Irving, TX 75039
(Address of Principal Executive Offices, and Zip Code)
(972) 446-4800
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MCK	New York Stock Exchange
1.625% Notes due 2026	MCK26	New York Stock Exchange
3.125% Notes due 2029	MCK29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
On July 22, 2026, McKesson Corporation (“Company”) held its Annual Meeting of Shareholders. Shown below are the final vote results on each of the items submitted to a vote and described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on June 12, 2026.
Item 1. Each of the following individuals nominated by the Board of Directors was elected to serve as a director, having received the following votes:1

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Dominic J. Caruso	93,233,995	1,284,036	182,720	10,458,484
Lynne M. Doughtie	94,126,115	392,742	181,894	10,458,484
W. Roy Dunbar	92,974,900	1,474,974	250,877	10,458,484
Deborah Dunsire, M.D.	94,179,181	369,566	152,004	10,458,484
Julie L. Gerberding, M.D., M.P.H.	94,024,412	516,590	159,749	10,458,484
James H. Hinton	94,097,106	408,275	195,370	10,458,484
Bradley E. Lerman	92,956,921	1,557,363	186,467	10,458,484
Maria N. Martinez	88,547,303	5,963,501	189,947	10,458,484
Kevin M. Ozan	91,836,243	2,675,298	189,210	10,458,484
Brian S. Tyler	86,826,318	7,758,777	115,656	10,458,484
Kathleen Wilson-Thompson	94,095,670	434,360	170,721	10,458,484
Item 2. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027 was ratified, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
95,066,170	9,872,183	220,882	0
Item 3. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved, having received the following votes:3

Votes For	Votes Against	Abstentions	Broker Non-Votes
86,580,776	7,732,776	387,199	10,458,484

1
A nominee will be elected as a director if he or she receives a majority of votes cast (that is, the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that nominee). Abstentions and broker non-votes will not count as votes cast and will have no effect on the outcome of the matter.

2
Approval requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. Shares represented by abstentions will have the effect of a vote against this proposal. Brokers can cast discretionary votes on this proposal.

3
Approval requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. Shares represented by abstentions will have the effect of a vote against this proposal. Broker non-votes with respect to this proposal will have no effect on the outcome of the matter.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 24, 2026

McKesson Corporation

By:	/s/ Michele Lau
Michele Lau
Executive Vice President and Chief Legal
Officer